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                                                                   EXHIBIT 10.31


               NON-DISCLOSURE AGREEMENT AND AGREEMENT TO RELEASE
             CARNEGIE MELLON, INC. FROM DAMAGES CAUSED BY TESTING


This is an Agreement by and between Stampmaster, a vendor of electronic postage metering device with its principal place of business at 4500 East Thousand Oaks Boulevard, Westlake Village, CA 91362-3825 and Carnegie Mellon, Inc., with its principal place of business at Pittsburgh, PA.

                                  WITNESSETH

WHEREAS, Stampmaster desires to have its electronic metering product examined and approved for postal applications by the United States Postal Service (the Postal Service), and

WHEREAS, Carnegie Mellon, Inc. is under contract to provide professional services to the Postal Service advising on, among other things, the efficacy of various designs of electronic postage meters, and

WHEREAS, Stampmaster desires that any proprietary information provided to Carnegie Mellon, Inc. to enable performance of its services to the Postal Service remain confidential.

NOW, THEREFORE, Stampmaster and Carnegie Mellon, Inc. agree as follows:

1. Information which is clearly marked or otherwise clearly identified by Stampmaster as proprietary or confidential when provided to Carnegie Mellon, Inc. (the "Confidential Information") shall be treated by Carnegie Mellon, Inc. as confidential and may not be released to any third party unless authorized in writing by Stampmaster. The Confidential Information may be released to the Postal Service.

2. Nothing contained in this Agreement shall transfer any right, title or interest in the information disclosed except as may be provided herein.

3. The Confidential Information shall be held in confidence by Carnegie Mellon, Inc. for a period of ten (10) years from the date of this Agreement, and shall not be disclosed unless written consent is given by Stampmaster. All employees within Carnegie Mellon, Inc. who are required to come into contact with the Confidential Information shall be notified of its confidential nature and shall use the same degree of care as they use with Carnegie Mellon, Inc.'s proprietary information, but in all events shall use at least a reasonable degree of care.

4. Upon demand of Stampmaster, Carnegie Mellon, Inc. shall promptly return or destroy the Confidential Information and copies thereof.

5. Carnegie Mellon, Inc. shall be under no obligation to hold in confidence any information received as Confidential Information which:

     a.   is or becomes public through no fault of Carnegie Mellon, Inc.;
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     b.   was known to them prior to the time it is received;

     c. is properly received on a non-confidential basis from a third party lawfully entitled to make such disclosure;

     d. is required by a final court order to be disclosed under the Freedom of Information Act because of an express determination that the information is not a trade secret or privileged or confidential commercial or financial information;

     e.   is independently developed by Carnegie Mellon, Inc.

6. Carnegie Mellon, Inc. shall include the terms of this agreement in any subcontract whereunder there is any possibility of disclosure of the Confidential Information.

7. Carnegie Mellon, Inc. shall be free of liability to Stampmaster in any form whatsoever for damage to Stampmaster's product arising from Carnegie Mellon, Inc.'s examination and study.

8. This Agreement expresses the entire agreement and understanding of the parties with respect to the subject understanding of the parties with respect to the subject matter hereof, and shall not be modified or changed in any manner except in writing and signed by both parties.

In Witness Whereof Stampmaster and Carnegie Mellon, Inc. have executed this Agreement effective as of the date executed by Stampmaster.


CARNEGIE MELLON                          STAMPMASTER
---------------                          -----------

By:__________________________________    By:__________________________________

Title:_______________________________    Title:_______________________________

Date:________________________________    Date:________________________________

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